EXECUTION COPY





                 AMENDED AND RESTATED THIRD AMENDMENT

               MADE AS OF THE 1ST DAY OF FEBRUARY, 1999

                                 TO

                     ROAD DEVELOPMENT AGREEMENT

              MADE AS OF THE 10TH DAY OF JANUARY, 1997



                             BY AND AMONG


                         STATE OF NEW JERSEY

                                 AND

                SOUTH JERSEY TRANSPORTATION AUTHORITY

                                 AND

                           AC HOLDING CORP.
















                            EXHIBIT 10.76

   AMENDED and RESTATED THIRD  AMENDMENT TO ROAD DEVELOPMENT AGREEMENT

("Restated  Third  Amendment")  made  as  of this lst day of February,

1999, by and among the STATE OF NEW JERSEY, acting through the Depart-

ment  of  Transportation,  1035  Parkway  Avenue, CN 600, Trenton, New

Jersey  08625-0600  (the "State"),  the  SOUTH  JERSEY  TRANSPORTATION

AUTHORITY,  a  public  body  having an office at Farley Service Plaza,

P.O.  Box  351,  Hammonton,  New  Jersey 08037 ("SJTA") and AC HOLDING

CORP., a Nevada corporation, having an office and place of business at

3260 South Industrial Road, Las Vegas, Nevada 89109 ("Developer").

                         W I T N E S S E T H:

   WHEREAS, as of January 10, 1997 the State, SJTA and Mirage Resorts,

Incorporated ("MRI"), as "Developer", executed and  delivered  a  Road

Development Agreement which  agreement (the "Original Agreement") was,

by a first  amendment  thereto  made  as  of  July  31, 1997, a Second

Amendment  thereto  made  as of October 10, 1997 and a Third Amendment thereto (the "Third Amendment") made as of the  30th  day  of October,

1998  thereafter amended (said Original Agreement,  as so amended, the

"Agreement");  and  WHEREAS,  concurrently  with  the  execution   and

delivery of the Original Agreement,  pursuant to Section 13.1 thereof,

MRI  assigned  all  of  its  right,  title  and interest in and to the

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
Original  Agreement  to   Atlandia   Design   and   Furnishings   Inc.

("Atlandia"),  which  assumed  the  obligations of the assignor there-

under; and

   WHEREAS,  as  of  December 1, 1998, pursuant to Section 13.1 of the

Agreement,  Atlandia  assigned all of its right, title and interest in and to  the Agreement to Developer, which assumed the  obligations  of assignor thereunder, and

   WHEREAS,  the  State, SJTA and Developer have determined that it is necessary and, pursuant to the provisions of N.J.S.A. 27:1A-5, 27:7-21 and 27:25A-23 that it is in the  public interest, to amend further the

Agreement and restate the Third Amendment as hereinafter provided.

    NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.  Definitions.

    1.1  All terms, the initial letters of  which are  capitalized and not otherwise defined in this Restated Third Amendment, shall have the respective meanings ascribed to them in the Agreement.

2.  Amendment of Article 12 (Termination).

    2.1  Article 12 (Termination) is hereby amended as follows:

         2.1.1  By deleting subparagraphs 12.1.7.2 and 12.2.6.2;

and

         2.1.2  By adding new paragraphs 12.1.10  and 12.2.8  to  read as follows:

                "If, on October 31, 1999,  Developer is not in receipt

of all  Casino Project  Permits necessary to commence  construction of the Casino Project."


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
3.  Miscellaneous

    3.1  This Restated Third Amendment may  not be modified, except by an instrument in writing signed by the  State, SJTA and the Developer,

and shall be binding on the parties, their successors and assigns, but shall not enure to the benefit of any other Person.

    3.2  This Restated Third Amendment may be  executed in  any number of  counterparts,  by manual or by facsimile signature, all  of  which counterparts together shall constitute a single instrument.

    3.3  This Restated Third Amendment shall supersede in all respects the Third Amendment.

    3.4  Except as amended by this Restated  Third  Amendment,  all of the terms, covenants and conditions of the Agreement shall continue in full force and effect.

                       [SIGNATURE PAGE FOLLOWS]


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
   IN  WITNESS  WHEREOF,  the parties hereto have caused this Restated

Third Amendment to be executed as of the date first set forth above by their duly authorized representatives.

                            STATE OF NEW JERSEY

                            BY:  DEPARTMENT OF TRANSPORTATION


                                 LAURIE B. GUTSHAW
                            By:
                                 -------------------------------------
                                 Laurie B. Gutshaw
                                 Acting Deputy Commissioner


                            SOUTH JERSEY TRANSPORTATION AUTHORITY


                                 JAMES A. CRAWFORD
                            By:
                                 -------------------------------------
                                 James A. Crawford
                                 Executive Director


                            AC HOLDING CORP.


                                 KENNETH R. WYNN
                            By:
                                 -------------------------------------
                                 Kenneth R. Wynn
                                 Secretary



THIS DOCUMENT HAS BEEN REVIEWED
AND APPROVED AS TO FORM ON THIS
9TH DAY OF FEBRUARY, 1999

PETER VERNIERO
ATTORNEY GENERAL OF NEW JERSEY

     SUSAN R. ROOP
By:
     --------------------------
     Assistant Attorney General


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